UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 28, 2010

ARLINGTON ASSET INVESTMENT CORP.
(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North
Arlington, VA 22209
(Address of principal executive offices) (Zip code)

(877) 370-4413
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 28, 2010, the Board of Directors of Arlington Asset Investment Corp. (the “Company”) elected Daniel E. Berce to serve as a Director of the Company until the next annual meeting of the shareholders of the Company and until his successor is elected and qualified.  The Board of Directors further appointed Mr. Berce to serve as a member of the Compensation Committee of the Board of Directors.  Mr. Berce will be eligible to participate in the Company’s compensation arrangements for non-employee directors, as described in the Company’s 2010 Annual Meeting Proxy Statement.

Mr. Berce, age 57, is Chief Executive Officer and President of General Motors Financial Company, Inc. (formerly AmeriCredit Corp.), a position he has held since General Motors Co. acquired AmeriCredit Corp. on October 1, 2010.  Mr. Berce had been a director of AmeriCredit Corp. since 1990, and was Chief Executive Officer and President from August 2005 through October 2010, President from April 2003 through August 2005 and Chief Financial Officer from May 1990 through April 2003.  Mr. Berce is also a director of Cash America International, Inc., a publicly-traded consumer finance company and AZZ, Inc., a publicly-traded provider of galvanizing services and specialty electrical products.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2010, the Board of Directors amended Section 2.2 of the Company’s Bylaws. The amendment fixed the number of directors of the Company at seven.  The prior provision fixed the number of directors of the Company at six.

The preceding summary is qualified in its entirety by reference to the Bylaws, as amended, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On January 3, 2011, the Company issued a press release announcing that Daniel E. Berce had been appointed to its Board of Directors to serve as a new independent director of the Company and as a member of the Compensation Committee of the Board of Directors.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

3.1	Bylaws of the Company, as amended on December 28, 2010.
99.1	Press Release dated January 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: January 3, 2011	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws of the Company, as amended on December 28, 2010.
99.1	Press Release dated January 3, 2011.